Panorama Passage® – New York

Supplement dated July 18, 2003

to the Prospectus dated May 1, 2003

The Panorama Passage® Variable Annuity Prospectus New York is amended as follows:

1.	On page 6, in the Table of Fees and Expenses section, the sub-section “Additional Owner Expenses for Elected Options” is deleted.

2.	On page 9, in the Table of Fees and Expenses section, under the sub-heading “Example Using Maximum Expenses,” the last bullet is deleted and the table is deleted and replaced with the following:

Subaccount	Year	1	2	5	10
Subaccount with maximum total operating expenses		$360	$1,094	$1,850	$3,836
Subaccount with minimum total operating expenses		$226	$697	$1,195	$2,565

3.	On page 10, in The Panorama Passage Individual Certificate Issued under a Group Deferred Variable Annuity Contract section, under the sub-heading “General Overview,” in the 3rd paragraph, the 4th sentence is deleted and replaced with the following:

We currently offer only the basic death benefit. However, for certificates issued before May 1, 2003, three death benefits were available to choose from at the time of issue.

4.	On page 12, in the Purchasing a Certificate section, under the sub-heading “Purchase Payments,” in the 2nd paragraph, the last sentence is deleted.

5.	On page 28, in the Income Phase section, in the 4th paragraph, Item (3) is deleted.

6.	On page 30, in the Death Benefit section, under the sub-heading “Death of Participant During the Accumulation Phase,” after the 2nd paragraph, the first sentence is deleted and replaced with the following:

For certificates issued on or after May 1, 2003, only the Basic Death Benefit is available. For certificates issued prior to May 1, 2003, the following death benefit options were available at the time of issue:

7.	On page 30, in the Death Benefit section, under the sub-heading “Death Benefit Amount During the Accumulation Phase,” after the italicized heading “Reset Death Benefit,” the following text is inserted:

(only available for certificates issued before May 1, 2003.)

8.	On page 31, in the Death Benefit section, under the sub-heading “Death Benefit Amount During the Accumulation Phase,” after the italicized heading “Ratchet Death Benefit,” the following text is inserted:

(only available for certificates issued before May 1, 2003.)